Income taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes

10. Income taxes

The components of loss before income taxes for the years ended December 31, 2016, 2015, and 2014, are presented below:

	2016	2015	2014
Domestic	$(5,950,862)	$(4,780,607)	$(4,772,727)
Foreign	(2,519,799)	(2,250,905)	(2,354,648)

Loss before income taxes	$(8,470,661)	$(7,031,512)	$(7,127,375)

Income taxes computed using the federal statutory income tax rate differs from the Company’s effective tax rate for the years ended December 31, 2016, 2015, and 2014, primarily due to the following:

	2016	2015	2014
Income tax benefit	$(2,880,025)	$(2,390,714)	$(2,423,308)
State and provincial income tax, net of federal benefit	(604,354)	(47,976)	(449,481)
Permanent differences	234,247	158,207	367,766
US-Foreign rate differential	359,729	(165,029)	245,256
Other, net	73,220	(11,125)	581,653

	(2,817,183)	(2,456,637)	(1,678,114)
Change in valuation allowance	2,817,183	2,456,637	1,678,114

Total income tax	$—	$—	$—

As of December 31, 2016, the Company has net domestic operating loss carryforwards of approximately $22.2 million to offset future federal taxable income, which begin to expire in 2018. The future utilization of the net operating loss and tax credit carryforwards, however, is subject to annual use limitations based on the change in stock ownership rules of Internal Revenue Code Sections 382 and 383. The Company experienced a change in ownership under these rules during 2012 and revised its calculation of net operating loss carryforwards based on annual limitation rules. The Company also has foreign net operating loss carryforwards in the amount of approximately $12.9 million and foreign research and development expense tax credits of approximately $2.4 million at December 31, 2016, which expire at various times commencing in 2018. Since the Company has incurred only losses from inception and there is uncertainty related to the ultimate use of the loss carryforwards and tax credits, a valuation allowance has been recognized to offset the Company’s deferred tax assets, and no benefit for income taxes has been recorded.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$12,844,999	$10,166,675
Foreign research and development tax credit carryforwards	2,428,094	2,225,961
Property and equipment	412,283	374,253
Accounts receivable and other	400	400
Stock options	50,580	163,109
Accrued vacation	34,107	33,014
Intangible assets	(162,057)	(172,189)

Total deferred tax assets	$15,608,406	$12,791,223
Valuation allowance	$(15,608,406)	$(12,791,223)

Net deferred tax assets	$—	$—

The valuation allowance increased by $2,817,183 during 2016 and increased by $2,456,637 during 2015. The increase in both years was due primarily to an increase in deferred tax assets for net operating loss carryforwards and foreign tax credits, offset by a decrease in stock options.